Exhibit 10.1

Execution Version

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of April 5, 2019, is by and among AMERICAN MIDSTREAM, LLC, a Delaware limited liability company (the “AMID Borrower”), BLACKWATER INVESTMENTS, INC., a Delaware corporation (the “Blackwater Borrower” and, together with the AMID Borrower, the “Borrowers”), AMERICAN MIDSTREAM PARTNERS LP, a Delaware limited partnership (“Parent”), the other Loan Parties party hereto, BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Original Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.

R E C I T A L S

A. The Borrowers, Parent, the Lenders, the Administrative Agent and the other agents referred to therein entered into that certain Second Amended and Restated Credit Agreement dated as of March 8, 2017 (as modified by that certain Letter Agreement (Consent) dated as of July 21, 2017, that certain Letter Agreement (Consent) dated as of September 29, 2017, that certain Letter Agreement (Consent) dated as of February 20, 2018, that certain Letter Agreement (Consent) dated as of March 29, 2018, that certain Letter Agreement (Consent) dated as of June 22, 2018, that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 29, 2018, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of December 27, 2018, and as further amended, restated, supplemented or modified prior to the date hereof, and as waived by that certain Letter Agreement dated as of the March 22, 2019, the “Original Credit Agreement” and, the Original Credit Agreement as amended by this Amendment, the “Credit Agreement”) pursuant to which the Lenders have made certain Loans and provided certain Commitments (subject to the terms and conditions thereof) to the Borrowers.

B. The Borrowers have requested that the Original Credit Agreement be amended as of the Third Amendment Effective Date (as defined below) to revise certain covenants contained in the Original Credit Agreement and to make certain other changes as more fully described herein.

C. The Lenders signatory hereto and the Administrative Agent are willing to amend the Original Credit Agreement, as of the Third Amendment Effective Date, as more fully described herein, and upon satisfaction of the conditions set forth herein, this Amendment shall become effective.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Amendment refer to articles, schedules, exhibits and sections of the Original Credit Agreement.

Section 2. Third Amendment Effective Date Amendments to Original Credit Agreement.

As of and subject to the occurrence of the Third Amendment Effective Date, the Original Credit Agreement is hereby amended as follows:

2.1 Amendments to Section 1.01 (Defined Terms) of the Original Credit Agreement.

(a) The definition of “Change in Control” is amended by amending and restating it in its entirety as follows:

“Change in Control” means the occurrence of any of the following events: (a) Parent shall cease to be the sole legal and beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 100% of the Equity Interests of the Borrower Representative, or (b) members of the Permitted Investor Group, collectively, shall cease to legally and beneficially own (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, (i) Equity Interests representing greater than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in the Parent or (ii) greater than 50% of the economic interests represented by the issued and outstanding Equity Interests in the Parent, or (c) any change of control or similar event shall occur under the terms of any indenture, note agreement or other agreement governing any Parent Debt Offering that results in an “event of default” under such Parent Debt Offering, such Parent Debt Offering becoming due and payable before its maturity, or such Parent Debt Offering being subject to a repurchase, retirement or redemption right or option (whether or not exercised), or (d) so long as the Blackwater Borrower is a Borrower under this Agreement, the Borrower Representative shall cease to own and control, beneficially and of record, directly or indirectly, all of the Equity Interests of the Blackwater Borrower.

(b) The definition of “Consolidated EBITDA” is amended by amending and restating clause (iv)(D) thereof in its entirety as follows:

(D) fees, costs, or expenses incurred during such period in connection with the Southcross Transaction and the Merger and Conversion Transactions, in each case whether or not consummated (including, without limitation, all transaction fees and expenses); provided, however, that (x) the amount of fees, costs and expenses added back pursuant to this clause (D) in respect of the Southcross Transaction shall not exceed $25,000,000 in the aggregate for all periods through the Maturity Date and (y) the amount of fees, costs and expenses added back pursuant to this clause (D) in respect of the Merger and Conversion Transactions shall be limited to the fees, costs and expenses incurred by the Loan Parties and shall not exceed $10,000,000 in the aggregate for all periods through the Maturity Date,

(c) The definition of “Consolidated Total Indebtedness” is amended by amending and restating clause (b) thereof in its entirety as “(b) [reserved], ”

(d) The definition of “Parent” is amended by amending and restating it in its entirety as follows:

“Parent” means the successor-in-interest to American Midstream Partners LP, after giving effect to the Merger and Conversion Documents.

(e) The definition of “Responsible Officer” is amended by replacing each occurrence of “or the General Partner” with “or the appropriate Person acting on behalf of such Loan Party”.

(f) The following definitions are added to Section 1.01 of the Original Credit Agreement where alphabetically appropriate:

“Anchor Parent” means Anchor Midstream Parent, LLC, a Delaware limited liability company (as successor-in-interest to American Midstream GP, LLC).

“Merger Agreement” means that certain Agreement and Plan of Merger dated as of March 17, 2019 by and among Anchor Midstream Acquisition, LLC, Anchor Midstream Merger Sub, LLC, High Point Infrastructure Partners, LLC, American Midstream Partners, LP and American Midstream GP, LLC, as amended or otherwise modified in any respect not materially adverse to any Loan Party or to the interests of the Administrative Agent or any Lender.

“Merger and Conversion Documents” means, collectively, (a) the Merger Agreement, (b) the certificate of conversion of the Parent and the certificate of formation of the Parent executed in connection with the Merger and Conversion Transactions in connection with the Merger and Conversion Transactions and (c) each other material agreement, instrument, certificate or document executed and delivered by any Loan Party or any other party to the Merger Agreement at any time in connection with the Merger and Conversion Transactions, as in effect on March 17, 2019.

“Merger and Conversion Transactions” means (a) the merger of Anchor Midstream Merger Sub, LLC with and into the Parent pursuant to the Merger Agreement and (b) the conversion of Parent into a Delaware limited liability company pursuant to the Delaware Limited Partnership Act and the Delaware Limited Liability Company Act and the changing of the Parent’s name, in each case on the Third Amendment Effective Date.

“Operating Agreement” means the limited liability company agreement of Parent, dated as of Third Amendment Effective Date.

“Third Amendment” means the Third Amendment to Second Amended and Restated Credit Agreement, dated as of April 5, 2019, by and among Parent, the Borrowers, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Third Amendment Effective Date” has the meaning specified in the Third Amendment.

(g) The definition of “Convertible Preferred Units” in Section 1.01 of the Original Credit Agreement is deleted in its entirety.

(h) The definition of “General Partner” in Section 1.01 of the Original Credit Agreement is deleted in its entirety.

(i) The definition of “Partnership Agreement” in Section 1.01 of the Original Credit Agreement is deleted in its entirety.

2.2 Amendment to Section 2.13 (Increase in Commitments) of the Original Credit Agreement. Section 2.13(e)(i) is amended by replacing the words “the board of the General Partner” with the words “the board of directors or other appropriate governing body of Anchor Parent or the relevant managing member thereof”.

2.3 Amendment to Section 6.01 (Financial Statements) of the Original Credit Agreement. Section 6.01(b) is amended by replacing the words “of the General Partner” with the words “of the Parent”.

2.4 Amendment to Section 6.02 (Certificates; Other Information) of the Original Credit Agreement.

(a) Section 6.02(a) is amended by replacing the words “of the General Partner” with the words “of the Parent”.

(b) Section 6.02(c) is amended by replacing the words “board of directors (or equivalent body or the audit committee of the board of directors) of the Borrowers, Parent or the General Partner” with the words “board of directors or other appropriate governing body of Borrowers, Parent or Anchor Parent or the relevant managing member thereof”.

(c) Section 6.02(j) is amended by replacing each occurrence of the words “of the General Partner” with the words “of the Parent”.

2.5 Amendment to Section 6.04 (Notices) of the Original Credit Agreement. Section 6.04 is amended by replacing the words “of the General Partner” with the words “of the Parent”.

2.6 Amendment to Section 7.03 (Indebtedness) of the Original Credit Agreement. Section 7.03(k)(ii) is amended by replacing it in its entirety with “[reserved]”.

2.7 Amendment to Section 7.04 (Fundamental Changes) of the Original Credit Agreement. Section 7.04(e) is amended by replacing the text “any Borrower and any Restricted Subsidiary” with the text “Parent, any Borrower and any Restricted Subsidiary”.

2.8 Amendments to Section 7.06 (Restricted Payments) of the Original Credit Agreement.

(a) Section 7.06(c) of the Original Credit Agreement is amended by (i) deleting the text “(including, without limitation, Convertible Preferred Units)” in its entirety and (ii) deleting the text “Convertible Preferred Units or other” in its entirety.

(b) Section 7.06(i) of the Original Credit Agreement is amended by replacing it in its entirety with “[reserved]”.

(c) Section 7.06(j) of the Original Credit Agreement is amended by deleting the text “(including, without limitation, “Series C Convertible Units” issued pursuant to the Partnership Agreement)”.

2.9 Amendment to Section 7.08 (Transactions with Affiliates) of the Original Credit Agreement. Section 7.08 of the Original Credit Agreement is amended by replacing the words “the board of directors of the General Partner” with the words “the board of directors or other appropriate governing body of Anchor Parent or the relevant managing member thereof”.

2.10 Amendment to Section 7.15 (Amendments to Organizational Documents and Certain Other Documents) of the Original Credit Agreement. Section 7.15(d) of the Original Credit Agreement is amended by amending and restating it in its entirety as “(d) [reserved]”.

2.11 Amendment to Section 7.23 (Limitations on Parent) of the Original Credit Agreement. Section 7.23 of the Original Credit Agreement is amended by replacing the text “Parent shall not” with the text “other than in connection with the Merger and Conversion Transactions as contemplated by the Merger and Conversion Documents, Parent shall not”.

2.12 General Amendments to the Original Credit Agreement.

(a) The reference to “AMERICAN MIDSTREAM PARTNERS, LP, a Delaware limited partnership (“Parent”)” in the introductory paragraph to the Original Credit Agreement is hereby replaced with a reference to “Parent (as defined below) (as successor-in-interest to AMERICAN MIDSTREAM PARTNERS, LP, a Delaware limited partnership)”.

(b) Except as otherwise provided herein, all references to “General Partner” in the Original Credit Agreement are replaced by references to “Anchor Parent”.

(c) All references to “Partnership Agreement” in the Original Credit Agreement are replaced by references to “Operating Agreement”.

Section 3. Conditions Precedent to Execution Date. This Amendment (other than the amendments set forth in Section 2 of this Amendment) shall become effective on the date (the “Execution Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 10.01 of the Original Credit Agreement):

3.1 Amendment Counterparts. The Administrative Agent shall have received executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from the Administrative Agent, the Collateral Agent, the L/C Issuers, the Required Lenders and the Loan Parties.

For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Execution Date specifying its objection thereto.

Section 4. Conditions Precedent to Third Amendment Effective Date. The amendments set forth in Section 2 of this Amendment shall become effective on the Closing Date (as defined in the Merger Agreement) (referred to herein as the “Third Amendment Effective Date”); provided that immediately prior to or substantially simultaneously with the Closing (as defined in the Merger Agreement) under the Merger Agreement, the following condition is satisfied (or waived in accordance with Section 10.01 of the Original Credit Agreement):

4.1 Consummation of the Merger and Conversion Transactions. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower Representative (a) attaching a true and complete executed copy of the Merger Agreement (as defined above in this Amendment), which shall be in full force and effect and shall be in form and substance reasonably satisfactory to the Administrative Agent (it being understood that the executed copy of the Merger Agreement delivered to the Administrative Agent on or prior to the Execution Date is reasonably satisfactory to the Administrative Agent), (b) attaching substantially final copies of all other material consents, licenses and approvals required in connection with the execution, delivery and performance by any Loan Party and the validity against any such Loan Party of the Merger and Conversion Documents to which it is a party, which shall be in full force and effect, or stating that no such consents, licenses or approvals are so required, (c) attaching an execution copy of the Operating Agreement (as defined above in this Amendment) in the substantially final form to be executed and delivered on, and to be effective as of, the Closing Date (as defined in the Merger Agreement), which shall be in form and substance reasonably satisfactory to the Administrative Agent (it being understood that the latest draft of the Operating Agreement delivered to the Administrative Agent on or prior to the Execution Date is reasonably satisfactory to the Administrative Agent) and (d) attaching execution copies of the documents described in clause (b) of the definition of the Merger and Conversion Documents in the substantially final form to be executed and delivered on, and to be effective as of, the Closing Date (as defined in the Merger Agreement), which shall be in form and substance reasonably satisfactory to the Administrative Agent.

Section 5. Miscellaneous.

5.1 Deemed Notice. This Amendment shall be deemed to constitute notice to the Administrative Agent and the Lenders, for all intents and purposes, of the modifications to the Loan Parties (including without limitation, any merger, conversion or name change) and other items referred to herein or in the Merger and Conversion Documents, as applicable, to the extent any such notice may be required under the Credit Agreement or any other Loan Document.

5.2 Confirmation. The provisions of the Loan Documents, as amended by this Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment.

5.3 Ratification and Affirmation; Representations and Warranties. Each of the undersigned Loan Parties does hereby adopt, ratify, and confirm each Loan Document to which it is a party, as amended hereby, and its obligations thereunder. Each of the Loan Parties hereby (a) acknowledges, renews and extends its continued liability under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein, and (b) represents and warrants to the Lenders that: (i) as of the Execution Date or the Third Amendment Effective Date, as applicable, after giving effect to the terms of this Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such specified earlier date and (ii) (A) as of the Execution Date or the Third Amendment Effective Date, as applicable, no Default has occurred and is continuing and (B) immediately after giving effect to this Amendment, no Default will have occurred and be continuing.

5.4 Loan Document. This Amendment and each agreement, instrument, certificate or document executed by the Borrowers and the Guarantors or any of their respective officers in connection therewith are “Loan Documents” as defined and described in each of the Original Credit Agreement and the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

5.5 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

5.6 Release. Each of the Loan Parties, on its behalf and on behalf of its subsidiaries (collectively, the “Releasing Parties”), hereby acknowledges and stipulates that as of the Execution Date or the Third Amendment Effective Date, as applicable, none of the Releasing Parties has any claims or causes of action of any kind whatsoever under or in connection with the Loan Documents against the Administrative Agent, any Lender, any of their Affiliates or any of their respective officers, directors, employees, agents, attorneys or representatives, or against any of their respective predecessors, successors or assigns (each of the foregoing, collectively, the “Released Parties”). To the extent permitted by law, each of the Releasing Parties hereby forever releases, remises, discharges and holds harmless the Released Parties from any and all claims, causes of action, demands and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or nonliquidated, disputed or undisputed, known or unknown, that any of the Releasing Parties has or may acquire in the future relating in any way to any event, circumstance, action or failure to act, in each case under or in connection with the Loan Documents, through the Third Amendment Effective Date; provided that the foregoing release, remise, discharge and hold harmless shall not restrict any defense or limitation available to the Borrower under the applicable provisions of the Credit Agreement with respect to such expense reimbursement or indemnification.

5.7 NO ORAL AGREEMENT. THIS AMENDMENT, THE ORIGINAL CREDIT AGREEMENT AND/OR THE CREDIT AGREEMENT (AS APPLICABLE) AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.8 GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

AMERICAN MIDSTREAM PARTNERS LP

By: American Midstream GP, LLC, its sole general partner

AMERICAN MIDSTREAM, LLC
AMERICAN MIDSTREAM FINANCE CORPORATION
AMERICAN MIDSTREAM MARKETING, LLC
AMERICAN MIDSTREAM (ALABAMA GATHERING), LLC
AMERICAN MIDSTREAM (ALABAMA
INTRASTATE), LLC
AMERICAN MIDSTREAM (ALATENN), LLC
AMERICAN MIDSTREAM (LOUISIANA
INTRASTATE), LLC
AMERICAN MIDSTREAM (MISSISSIPPI), LLC
AMERICAN MIDSTREAM (SIGCO INTRASTATE), LLC
AMERICAN MIDSTREAM (TENNESSEE RIVER), LLC
AMERICAN MIDSTREAM ONSHORE PIPELINES, LLC
AMERICAN MIDSTREAM OFFSHORE (SEACREST), LP,

By: American Midstream, LLC, its general partner

AMERICAN MIDSTREAM (BURNS POINT), LLC
AMERICAN MIDSTREAM CHATOM, LLC
AMERICAN MIDSTREAM CHATOM UNIT 1, LLC
AMERICAN MIDSTREAM CHATOM UNIT 2, LLC
AMERICAN MIDSTREAM MADISON, LLC
HIGH POINT GAS TRANSMISSION HOLDINGS, LLC
HIGH POINT GAS TRANSMISSION, LLC
HIGH POINT GAS GATHERING HOLDINGS, LLC
HIGH POINT GAS GATHERING, L.L.C.
AMERICAN MIDSTREAM (LAVACA), LLC
CENTANA GATHERING, LLC
CENTANA OIL GATHERING, LLC
AMERICAN MIDSTREAM REPUBLIC, LLC
AMERICAN MIDSTREAM COSTAR, LLC
AMERICAN MIDSTREAM GAS SOLUTIONS, LP

By: American Midstream Gas Solutions GP, LLC, its general partner

AMERICAN MIDSTREAM GAS SOLUTIONS GP, LLC
AMERICAN MIDSTREAM GAS SOLUTIONS LP, LLC
AMERICAN MIDSTREAM BAKKEN, LLC
AMERICAN MIDSTREAM PERMIAN, LLC
AMERICAN MIDSTREAM EAST TEXAS RAIL LLC

Signature Page to Third Amendment

AMERICAN MIDSTREAM DELTA HOUSE, LLC
AMERICAN MIDSTREAM MESQUITE, LLC
AMERICAN MIDSTREAM TRANSTAR GAS
PROCESSING, LLC
AMERICAN MIDSTREAM AMPAN, LLC
AMERICAN MIDSTREAM EMERALD, LLC
AMERICAN MIDSTREAM PINEY WOODS, LLC
AMERICAN MIDSTREAM MIDLA
RECONFIGURATION, LLC
D-DAY OFFSHORE HOLDINGS, LLC
PAM ACQUISITION COMPANY, LLC
PANTHER PIPELINE, LLC
PANTHER OFFSHORE GATHERING SYSTEMS, LLC
PANTHER OPERATING COMPANY, LLC
MAIN PASS OIL GATHERING COMPANY, LLC
AMERICAN PANTHER, LLC

By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Senior Vice President and Chief Financial Officer

AMERICAN MIDSTREAM BLACKWATER, LLC
BLACKWATER INVESTMENTS, INC.
BLACKWATER MARYLAND, L.L.C.
ARGO MERGER GP SUB, LLC
AMID MERGER LP

By: Argo Merger GP Sub, LLC, its general partner

AMID CRUDE OIL SERVICES LLC
AMID PAYMENT SERVICES LLC
AMID ENERGY PRODUCTS SUPPLY LLC
AMID CRUDE TRUCKING LLC
AMID CRUDE OIL STORAGE LLC
AMID SILVER DOLLAR PIPELINE LLC
AMID ST. CROIX LLC
AMID LIQUIDS TRUCKING LLC

By:	/s/ Eric T. Kalamaras
Eric T. Kalamaras
Senior Vice President and Chief Financial Officer

Signature Page to Third Amendment

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By	/s/ Kevin L. Ahart
	Name:	Kevin L. Ahart
	Title:	Vice President

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BANK OF AMERICA, N.A., as Lender and L/C Issuer

By	/s/ Christopher DiBiase
	Name:	Christopher DiBiase
	Title:	Director

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CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Scott Mackey
Name:	Scott Mackey
Title:	Director

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NBH BANK, as a Lender

By:	/s/ Sarah E Burchett
Name:	Sarah E Burchett
Title:	Managing Director

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

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COMERICA BANK, as a Lender

By:	/s/ Cynthia B. Jones
Name	Cynthia B. Jones
Title:	Vice President

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CITIBANK, N.A., as a Lender

By:	/s/ Thomas Benavides
Name:	Thomas Benavides
Title:	Director

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ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Brody Summerall
Name:	Brody Summerall
Title:	Vice President

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

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BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

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DEUTSCHE BANK AG - NEW YORK BRANCH,
as a Lender

By:	/s/ Shai Bandner
Name:	Shai Bandner
Title:	Director

By:	/s/ My Nguyen
Name:	My Nguyen
Title:	Analyst

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NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Jarrett Price
Jarrett Price
Director

By:	/s/ Vikram Nath
Vikram Nath
Director

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COMPASS BANK,
as a Lender

By:	/s/ Rachel Festervand
Name:	Rachel Festervand
Title:	Sr. Vice President

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SUNTRUST BANK, as a Lender

By:	/s/ Benjamin L. Brown
Name:	Benjamin L. Brown
Title:	Director

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SANTANDER BANK, N.A., as a Lender

By:	/s/ Mark Connelly
Name:	Mark Connelly
Title:	Senior Vice President

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Katherine Scalzo
Name: Katherine Scalzo
Title: Director

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BNP PARIBAS,
as a Lender

By:	/s/ Nicolas Anberree
Name:	Nicolas Anberree
Title:	Vice President

BNP PARIBAS,
as a Lender

By:	/s/ Mark Renaud
Name:	Mark Renaud
Title:	Managing Director

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CADENCE BANK, N.A., as a Lender

By:	/s/ William W. Brown
Name:	William W. Brown
Title:	Executive Vice President

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BMO HARRIS BANK N.A., as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Managing Director

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EAST WEST BANCORP, INC.,
as a Lender

By:	/s/ Patrick Leznicki
Name:	Patrick Leznicki
Title:	Managing Director - Midstream

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UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

Signature Page to Third Amendment